                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 15, 2003

                               TWINLAB CORPORATION

               (Exact Name of Registrant as Specified in Charter)


           Delaware                   0-21003                   11-3317986
           --------                   -------                   ----------

(State or Other Jurisdiction of   (Commission               (I.R.S. Employer
        Incorporation)             File Number)            Identification No.)

                          150 MOTOR PARKWAY, SUITE 210
                            HAUPPAUGE, NEW YORK 11788

                    (Address of Principal Executive Offices)
                              --------------------

                                 (631) 467-3140

              (Registrant's telephone number, including area code)

                              --------------------

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

        On August 15, 2003, Twinlab Corporation (the "Company") announced the filing of Form 12b-25 with the Securities and Exchange Commission. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.           EXHIBITS

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

99.1 Press release of Twinlab Corporation dated August 15, 2003, announcing the filing of Form 12b-25 with the Securities and Exchange Commission.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 15, 2003            TWINLAB CORPORATION
                                   (registrant)


                                    By:   /s/ Ross Blechman
                                         --------------------------------------
                                    Name: Ross Blechman
                                    Its:  Chairman of the Board,
                                          Chief Executive Officer and President




                                      -3-